UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2012

CNK GLOBAL INC.
(Exact name of registrant as specified in its charter)

Florida	000-50196	52-2177342
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16 Okin Dong Cheongro Gu
Seoul, South Korea
(Address of principal executive offices)

8120-9406-8116
(Registrant’s telephone number, including area code)

American Life Holding Company, Inc.
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 16, 2012, American Life Holding Company, Inc. (the “Company”) filed Articles of Amendment with the Florida Department of State to change its name to CNK Global Inc.

In order for the name change to be recognized on the OTC Bulletin Board, the Financial Industry Regulatory Authority (“FINRA”) must process the name change.  The Company is in the process of submitting the required documentation to FINRA, but will continue to trade under the name American Life Holding Company, Inc. and the symbol “ALFE” until such time as FINRA has declared the name change effective.  Once the process has been completed, the Company will file a current report on Form 8-K to announce the effective date and its new trading symbol.

Item 9.01     Financial Statements and Exhibits

Exhibit Number	Exhibit Description
3.1	Articles of Amendment filed with the Florida Department of State on April 16, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2012	CNK GLOBAL INC.

	By:	/s/ Rakgu Kim
Rakgu Kim
Chief Financial Officer, Director